EXHIBIT 99.1

First Cash Acquires 15 Pawn Stores in Southeastern U.S.;
Company Surpasses 1,000 Store Milestone
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ARLINGTON, Texas (October 28, 2014) -- First Cash Financial Services, Inc. (NASDAQ Stock Market: “FCFS”) today announced that it is acquiring a chain of 15 large format pawn stores located in the states of Kentucky, Missouri, Tennessee and South Carolina. With this acquisition, the Company now operates over 1,000 total store locations in 13 U.S. states and 29 states in Mexico.

Rick Wessel, chief executive officer of First Cash, stated, “This is an exciting day for First Cash as we announce this acquisition to expand our existing presence in Kentucky, Missouri and South Carolina. The acquisition also extends our operations into Tennessee as a new market for the Company. We expect the acquired stores, all of which make pawn loans on a wide array of general merchandise collateral and have significant retail operations, to mesh well with First Cash’s operating strategy and to become accretive to earnings in 2015.”

“In addition, we are achieving a significant milestone as First Cash now has over 1,000 total locations in the U.S. and Mexico. From a small beginning over 25 years ago with four stores in Texas, First Cash now has the most stores of any full-service pawn operator in all of the Americas. We believe our success is the result of our long-standing focus on core pawn operations, driving retail traffic and the hard work of our dedicated and professional employees.”

Year-to-date, including the acquisition, the Company has added 109 locations during 2014 through a combination of de novo store openings and acquisitions. For the full year, the Company now expects to add approximately 115 total locations.

The purchase price for the all-cash asset acquisition of the 15-store chain is approximately $25.3 million, subject to certain working capital adjustments. The Company has completed the purchase for 13 of the locations and expects to complete the acquisition of the other two locations by year end, subject to pending licensing and regulatory approvals. Including the impact of transaction costs and integration expenses, the Company expects limited earnings accretion from these acquisitions in 2014.

Forward-Looking Information

This release contains forward-looking statements about the business, financial condition and prospects of First Cash Financial Services, Inc. and its wholly owned subsidiaries (together, the “Company” or “First Cash”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements can also be identified by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

Forward-looking statements in this release include, without limitation, the Company’s expectations of future earnings accretion, the successful completion of the acquisition, expansion strategies, store openings, the ability to successfully integrate acquisitions and other performance results. These statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors are difficult to predict and many are beyond the control of the Company and may include, without limitation, the following:

•	changes in regional, national or international economic conditions, including inflation rates, unemployment rates and energy prices;

•	changes in consumer demand, including purchasing, borrowing and repayment behaviors;

•	changes in pawn forfeiture rates and credit loss provisions;

•	changes in the market value of pawn collateral and merchandise inventories, including gold prices and the value of consumer electronics and other products;

•	changes or increases in competition;

•	the ability to locate, open and staff new stores and successfully integrate acquisitions;

•	the availability or access to sources of used merchandise inventory;

•	changes in credit markets, interest rates and the ability to establish, renew and/or extend the Company’s debt financing;

•	the ability to maintain banking relationships for treasury services and processing of certain consumer lending transactions;

•	the ability to hire and retain key management personnel;

•
new federal, state or local legislative initiatives or governmental regulations (or changes to existing laws and regulations) affecting pawn businesses, consumer loan businesses and credit services organizations (in both the United States and Mexico);

•	risks and uncertainties related to foreign operations in Mexico;

•	changes in import/export regulations and tariffs or duties;

•	changes in anti-money laundering and gun control regulations;

•	unforeseen litigation;

•	changes in tax rates or policies in the U.S. and Mexico;

•	changes in foreign currency exchange rates;

•	inclement weather, natural disasters and public health issues;

•	security breaches, cyber attacks or fraudulent activity;

•	a prolonged interruption in the Company’s operations of its facilities, systems, and business functions, including its information technology and other business systems;

•	the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements; and

•	future business decisions.

These and other risks, uncertainties and regulatory developments are further and more completely described in the Company’s 2013 annual report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2014, including the risks described in Item 1A “Risk Factors.” Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

About First Cash
Founded in 1988, First Cash is a leading international operator of retail pawn stores. First Cash focuses on serving cash and credit constrained consumers through its retail pawn locations, which buy and sell a wide variety of jewelry, electronics, tools and other merchandise, and make small customer pawn loans secured by pledged personal property. Including the 15 store acquisition announced today, the Company owns and operates over 1,000 stores in 13 U.S. states and 29 states in Mexico.

First Cash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. First Cash’s common stock (ticker symbol “FCFS”) is traded on the NASDAQ Global Select Market, which has the highest initial listing standards of any stock exchange in the world based on financial and liquidity requirements.

For further information, please contact:

Gar Jackson
Global IR Group
Phone:     (949) 873-2789
Email:     gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
Phone:    (817) 505-3199
Email:     investorrelations@firstcash.com
Website:    www.firstcash.com

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